                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002


                          GAYLORD ENTERTAINMENT COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                      Delaware                                     1-13079                    73-0664379
----------------------------------------------------      ------------------------        -------------------
   (State or other jurisdiction of incorporation)         (Commission File Number)          (I.R.S. Employer
                                                                                           Identification No.)

               One Gaylord Drive
              Nashville, Tennessee                                 37214
-------------------------------------------------            -----------------
    (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (615) 316-6000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

The information in this report, including the exhibits, is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

         99.1 Certification of Colin V. Reed pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         99.2 Certification of David C. Kloeppel pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


ITEM 9.  REGULATION FD DISCLOSURE.

On August 14, 2002, the registrant filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Colin V. Reed, the registrant's Chief Executive Officer, and David C. Kloeppel, the registrant's Chief Financial Officer, required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of these certifications are attached hereto as Exhibits 99.1 and 99.2.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GAYLORD ENTERTAINMENT COMPANY


Date: August 14, 2002                 By: /s/ Carter R. Todd
                                          --------------------------------------
                                          Carter R. Todd
                                          Senior Vice President, General Counsel
                                          and Secretary

                                  EXHIBIT INDEX

       No.                                    Exhibit
   ------------    ----------------------------------------------------------------
       99.1        Certification of Colin V. Reed pursuant to 18 U.S.C. Section
                   1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
                   Act of 2002

       99.2        Certification of David C. Kloeppel pursuant to 18 U.S.C. Section
                   1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
                   Act of 2002
